UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Dominion Boulevard Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

(a) On July 1, 2024, Old Dominion Electric Cooperative (“ODEC”) entered into a Third Amended and Restated Wholesale Power Contract with each of its eleven member distribution cooperatives. These member distribution cooperatives are A&N Electric Cooperative, BARC Electric Cooperative, Choptank Electric Cooperative, Inc., Community Electric Cooperative, Delaware Electric Cooperative, Inc., Mecklenburg Electric Cooperative, Northern Neck Electric Cooperative, Prince George Electric Cooperative, Rappahannock Electric Cooperative, Shenandoah Valley Electric Cooperative, and Southside Electric Cooperative. The amendment and restatement extends the term of each agreement until January 1, 2079, and makes other conforming changes since entry into the Second Amended and Restated Wholesale Power Contract with each member distribution cooperative in 2008. It does not make other substantive changes to the parties’ rights and obligations under the agreement. See “Members – Wholesale Power Contracts” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for a description of the terms and conditions of the wholesale power contracts, except as described above. The Third Amended and Restated Wholesale Power Contracts continue to provide for the recovery of all of ODEC’s costs under its formula rate. See “Factors Affecting Results—Formula Rate” in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for a description of the formula rate. We will file the agreements with the Federal Energy Regulatory Commission and currently anticipate that the agreements will be effective on September 30, 2024, subject to the receipt of required regulatory approvals.

A copy of the Third Amended and Restated Wholesale Power Contract is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibits listed below are being furnished with this Form 8-K.

Exhibit No.	Description
10.1	Third Amended and Restated Wholesale Power Contract Between Old Dominion Electric Cooperative and A&N Electric Cooperative, entered into on July 1, 2024.
10.2	Schedule of other Third Amended and Restated Wholesale Power Contracts omitted and the material details in which such documents differ from Exhibit 10.1 noted above.
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: July 3, 2024	/s/ Bryan S. Rogers
Bryan S. Rogers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)